EXHIBIT 10.2
SECOND AMENDMENT TO LEASE
          THIS SECOND AMENDMENT TO LEASE is made as of the 17th day of March, 2008 (the “Amendment”), by and between SOUTHWEST VALLEY PARTNERS, LLC, an Indiana limited liability company (hereinafter referred to as “Landlord”) and ULTA SALON, COSMETICS & FRAGRANCE, INC., a Delaware corporation (hereinafter referred to as “Tenant”), which terms “Landlord” and “Tenant” shall include the successors and assigns of the respective parties.
WITNESSETH:
          WHEREAS, by that certain Lease dated June 21, 2007, by and between Landlord and Tenant, as amended by that certain First Amendment to Lease dated October 23, 2007 (collectively, the “Lease”), Landlord did lease and demise unto Tenant and Tenant did lease from Landlord approximately 328,995 square feet of bulk distribution space (the “Premises”) located within the bulk distribution building located or to be constructed at Riverside Business Center, 4570 West Lower Buckeye Road, Phoenix, Arizona 85034 (the “Building”), as more particularly described in the Lease; and
          WHEREAS, the parties hereto desire to further amend the Lease as set forth herein.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Capitalized Terms. All initial capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.
     2. Lease Term. Section 1.1 of the Lease is hereby deleted in its entirety and replaced with the following:
     “1.1 Lease Term. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises, to have and to hold for the Lease Term, subject to the terms, covenants and conditions of this Lease. The Lease Term shall commence on the date that is [***] from the date of Substantial Completion of Phase II of the Premises (the “Commencement Date”) and shall end on the date that follows the remainder of the month in which the Commencement Date occurs plus the number of full months in the Lease Term.”
     3. Fixturing Entry Date. Landlord and Tenant hereby agree that the Fixturing Entry Date occurred on [***]. Notwithstanding Section 1.2 of the Lease, Landlord and

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Tenant hereby further agree that Landlord shall not be liable to Tenant for any amounts described in such Section 1.2.
     4. Early Entry Date. Section 1.3 of the Lease is hereby deleted in its entirety and replaced with the following:
     “1.3 Early Entry Date: Landlord and Tenant hereby agree that the Premises shall be delivered in phases as set forth on Exhibit A-3 attached hereto and made a part hereof, with the estimated date of Substantial Completion of each such phase being also described on Exhibit A-3. Landlord shall use commercially reasonable efforts to cause the Substantial Completion of each phase by the estimated Substantial Completion date for such phase as set forth in Exhibit A-3.
     Upon the delivery of each phase of the Premises to Tenant, Tenant shall have full access and use of such phase; provided, however, Tenant acknowledges and agrees (a) that prior to Substantial Completion of Phase III, Tenant will cause any invitee of Tenant (other than the Approved Tenant Parties (as defined herein)) entering the Premises to execute a release agreement in form and substance reasonably acceptable to Landlord; and (b) to ensure that none of its employees, invitees, representatives or other agents access any other portion of the Premises other than the Phase of such Premises that has been Substantially Completed; provided, however, that the Approved Tenant Parties (as defined herein) shall have access to such other phases that are not yet Substantially Completed for purposes of performing Tenant’s fixturing and other work pursuant to Section 1.2 of the Lease and, upon prior notice and coordination with Landlord and Lauth Construction, LLC, for inspecting the Premises and Landlord’s Work. The term “Approved Tenant Parties” shall include the following entities and/or individuals: (i) any employee of Ulta Salon, Cosmetics & Fragrance, Inc., (ii) any employee of Warehouse Equipment, Inc., (iii) any employee of Factory Mutual, (iv) any employee of TAG Solutions Group, LLC, (v) any employee of Allegiance Security, (vi) any employee of Federal Communications Group, (vii) any employee of Technical Design Services, Inc. (d/b/a TDSi), (viii) any employee of Honeywell, (ix) any employee of Interlink, (x) any employee of Ameritemps, (xi) any employee of Delta Diversified Electric and (xii) any employee of Ace Conveyor.
     Tenant shall be fully responsible and shall indemnify, save and hold harmless Landlord from any and all liabilities, costs and damages, resulting in bodily injury to or personal injury (including death) to a Covered Tenant Party (as defined herein) or on account of damage to property of a Covered Tenant Party (whether caused by the negligence of Landlord or its agents or representatives or otherwise) that arises out of such Covered Tenant Party’s presence in a phase of the Premises prior to Substantial Completion of such phase of the Premises. The term “Covered Tenant Party” shall mean any employee, invitee or agent of Tenant (including any Approved Tenant Party) (but not of any employee, invitee or agent of Landlord) that accesses a phase of the Premises prior to Substantial Completion thereof.
     Except as otherwise provided in Paragraph 5 of this Amendment below, Tenant shall comply with all of the provisions of the Lease, including Tenant’s obligation to carry the types and amounts of insurance required by Section 11.3 and to deposit with Landlord certificates of such insurance required by Section 11.3 before accessing the Premises, which shall specifically include, without limitation, certificates of such insurance of the Approved Tenant Parties.”
     5. Additional Rent; Base Rent. Notwithstanding anything to the contrary in the Lease or this Amendment, (a) Tenant shall commence paying Additional Rent as of the date of Substantial Completion of Phase II of the Premises; and (b) Tenant shall commence paying Base Rent as of the date that is [***] from the date of Substantial Completion of Phase II of the Premises.
     6. Substantial Completion. The definition of “Substantial Completion” as set forth in Section (4)a of Exhibit B to the Lease shall be amended and restated as follows:
     “Substantial Completion” shall be deemed to have occurred upon the date upon which the Landlord obtains a temporary certificate of occupancy (or local equivalent) for the Premises (or any portion thereof as depicted on Exhibit A-3), which shall permit Tenant to enter upon the Premises (or any portion thereof as depicted on Exhibit A-3) and commence Tenant’s operation of the Premises (or any portion thereof as depicted on Exhibit A-3) for the Permitted Use.
     7. Miscellaneous.
     a. Except as modified by this Amendment, all other terms, covenants and conditions of the Lease not specifically amended hereby shall remain in full force and effect.
     b. The Lease, as amended by this Amendment, contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. The Lease may be further amended only in writing signed by both Landlord and Tenant.
     c. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original and all of which, collectively, shall be deemed to constitute one and the same instrument.
[Signature page follows]

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     IN WITNESS WHEREOF, the Landlord and Tenant have executed this instrument as of the day and year first above written.

LANDLORD: SOUTHWEST VALLEY PARTNERS, LLC
By:	/s/ Michael S. Curless
Michael S. Curless
Executive Vice President

TENANT: ULTA SALON, COSMETICS & FRAGRANCE, INC.
By:	/s/ Alex.J. Lelli, Jr.
Alex J. Lelli, Jr.
Senior Vice President, Growth & Development

EXHIBIT A-3
DEPICTION OF PHASED DELIVERY OF PREMISES
(See attached)

EXHIBIT A-3
DEPICTION OF PHASED DELIVERY OF PREMISES

[***]:	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.